EXHIBIT 10.14

                             LEASE AGREEMENT
                             ---------------


     THIS LEASE AGREEMENT, MADE THIS 13th DAY OF JULY, 1999, BY AND BETWEEN DAVE PARKER, AS LANDLORD, AND TECHNOLOGY LEARNING SYSTEMS INC, dba Lab Technologies, AS TENANT.
     WITNESSETH, THAT, IN CONSIDERATION OF THE COVENANTS HEREIN, IT IS
AGREED:


1.   LEASE OF PREMISES.
     THE LANDLORD HEREBY LEASES TO THE TENANT, AND THE TENANT HEREBY LEASES FROM THE LANDLORD, THE LAND AND BUILDING LOCATED AT, 8245 W I-25 FRONTAGE RD., STE 3, FREDERICK, CO, TOGETHER WITH ALL APPURTENANCES THERETO, AND ALL FIXTURES ATTACHED THERETO, IN PRESENT CONDITION.

                        2. CONDITION OF PROPERTY.
                        -------------------------
     TENANT HAS EXAMINED, AND ACCEPTS THE BUILDING, IMPROVEMENTS, AND ANY FIXTURE, IN PRESENT CONDITION. NO REPRESENTATIONS, STATEMENT, OR WARRANTY, EXPRESS OR IMPLIED, HAS BEEN MADE BY OR ON BEHALF OF LANDLORD AS TO SUCH CONDITION, OR AS TO THE USE THAT MAY BE MADE OF SUCH PROPERTY, IN NO EVENT SHALL THE LANDLORD BE LIABLE FOR ANY DEFECT IN SUCH PROPERTY OR FOR ANY LIMITATION ON ITS USE, EXCEPT AS OTHERWISE PROVIDED IN THIS LEASE, TENANT SHALL RETURN THE PROPERTY TO LANDLORD UPON EXPIRATION OR TERMINATION OF THE LEASE, IN PRESENT CONDITION, ORDINARY WEAR AND TEAR EXCEPTED.

                                3. TERM.
                                --------
     THE TERM OF THIS LEASE SHALL BE 4 YEARS(S), COMMENCING ON SEPT. 1, 1999 AND ENDING ON APRIL 30, 2003, UNLESS SOONER TERMINATED IN ACCORDANCE OF THE PROVISIONS HEREOF.

A. HOLD OVER. SHOULD THE TENANT HOLD OVER AND REMAIN IN POSSESSION OF THE LEASE PROPERTY AFTER THE EXPIRATION OF THIS LEASE WITHOUT THE LANDLORDS CONSENT, IT SHALL NOT BE DEEMED OR CONSTRUED TO BE A RENEWAL OR AN EXTENSION OF THIS LEASE BUT SHALL ONLY OPERATE TO CREATE A MONTH TO MONTH TENANCY WHICH MAY BE TERMINATED BY THE LANDLORD OR TENANT AT THE END OF ANY MONTH UPON THIRTY DAYS PRIOR WRITTEN NOTICE TO THE OTHER PARTY.

                       4. DELIVERY OF POSSESSION.
                       --------------------------
THE TENANT SHALL BE ENTITLED TO POSSESSION OF THE LEASED PREMISES AT NOON ON THE DATE OF COMMENCEMENT OF THE LEASE TERM.

                               5. RENTAL.
                               ----------
TENANT SHALL PAY TO THE LANDLORD, AT SUCH PLACE AS THE LANDLORD MAY DESIGNATE IN WRITING THE FOLLOWING RENT:

A. BASE RENTAL. BASE RENTAL OF $42,736.93 FOR THE INITIAL TERM OF THIS LEASE, PAYABLE IN INSTALLMENTS OF $1,235.50 PER MONTH COMMENCING SEPT. 1, 1999 AND CONTINUING UNTIL APRIL 30, 2003, DUE IN ADVANCE ON THE FIRST DAY OF EACH MONTH. IF THE LEASE TERM INCLUDES ONLY A PART OF ANY MONTH, RENTAL FOR SUCH PART OF A MONTH SHALL BE PRORATED ACCORDINGLY AND ADDED TO THE NEXT MONTHLY RENT AND PAID IN ADVANCE.

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A.1 OTHER PROVISIONS:
LEASE RATE FOR 2ND 12 MONTH PERIOD SHALL BE $15,270.78
LEASE RATE FOR 3RD 12 MONTH PERIOD SHALL BE $15,728,90
LEASE RATE FOR 4TH 12 MONTH PERIOD SHALL BE $4,942,00
*PROMISSORY NOTE, EXHIBIT "A" TO LEASE SHALL BE PART OF THIS CONTRACT *REVISED COSTS SHEET SHALL BE MADE PART OF THIS CONTRACT
SHOULD TENANT RELOCATE INTO ANOTHER BUILDING CONTROLLED BY LANDLORD OR A JOINT VENTURE, THE PRINCIPAL AMOUNT REMAINING ON THE TENANT FINISH NOTE
PAYABLE TO LANDLORD PRINCIPAL AMOUNT (   ) SHALL BE PAID IN FULL, SHOULD
A NEW TENANT BE ABLE TO USE ALL OR ANY PORTION OF THE IMPROVEMENTS IN THEIR OPERATION THAT PORTION OF THE IMPROVEMENTS PRORATA OVER THE LIFE REMAINING OF THE LEASE WILL BE DEDUCTED FROM THE BALANCE.

TRIPLE NET CHARGES AND CAM CHARGES WILL BE BILLED MONTHLY.

B. LATE CHARGE. TENANT WILL PAY A LATE CHARGE OF $250.00 FOR ANY RENTAL PAYMENT NOT PAID IN A TIMELY MANNER, ALL LEASE PAYMENTS ARE DUE ON OR BEFORE THE 1ST DAY OF THE MONTH.

                                 6. USE.
                                 -------
     THE TENANT MAY USE AND OCCUPY THE LEASED PROPERTY FOR PURPOSES OF:
OFFICE USE. TENANT SHALL NOT USE OR OCCUPY NOR PERMIT THE LEASED PROPERTY OR ANY PART THEREOF TO BE USED OR OCCUPIED FOR ANY UNLAWFUL BUSINESS, USE OR PURPOSE, NOR FOR ANY BUSINESS, USE, OR PURPOSE DEEMED EXTRAHAZARDOUS, NOR FOR ANY PURPOSE OR IN ANY MANNER WHICH IS IN VIOLATION OF ANY PRESENT OR FUTURE GOVERNMENTAL ENTITY HAVING JURISDICTION OVER THE LEASED PREMISES, AT TENANT'S SOLE EXPENSE, TENANT SHALL NOT ALLOW ANY ODORS, FUMES, OR VIBRATIONS ON THE LEASED PREMISES, OR ANY NOISE THEREIN WHICH WOULD CAUSE DISRUPTION OF NORMAL ACTIVITIES ON ADJACENT PREMISES, THE TENANT SHALL INDEMNIFY THE LANDLORD AGAINST ALL COSTS, EXPENSES, LIABILITIES, LOSSES, DAMAGES, INJUNCTIONS, SUITS, FINES, PENALTIES, CLAIMS, AND DEMANDS, INCLUDING REASONABLE ATTORNEY'S FEES, ARISING OUT OF ANY VIOLATION OF OR DEFAULT IN THIS COVENANT BY TENANT.

     TENANT SHALL NOT ENGAGE IN ANY BUSINESS WHEREIN HAZARDOUS SUBSTANCES ARE USED OR ANY HAZARDOUS MATERIALS RELEASED OR THREATENED TO BE RELEASED, INCLUDING, BUT NOT LIMITED TO, THE BUSINESS OF GENERATING TRANSPORTING, STORING, TREATING OR DISPOSING OF HAZARDOUS SUBSTANCES OR HAZARDOUS WASTE EXCEPT IN CONFORMANCE WITH ALL APPLICABLE LAWS AND REGULATIONS CONCERNING
      THE USE, STORAGE AND TRANSPORTATION OF HAZARDOUS MATERIAL.

                    7. POSSESSION AND QUIET ENJOYMENT
                    ---------------------------------
     THE TENANT, UPON PAYMENT OF THE RENT HEREIN RESERVED AND UPON THE PERFORMANCE OF ALL THE TERMS OF THIS LEASE, SHALL AT ALL TIMES DURING THE LEASE TERM AND DURING ANY EXTENSION OR RENEWAL TERM, PEACEABLY AND QUIETLY POSSESS AND ENJOY THE LEASED PROPERTY WITHOUT ANY DISTURBANCE FROM THE LANDLORD OR FROM ANY OTHER PERSON CLAIMING THROUGH THE LANDLORD.

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                       8. MAINTENANCE AND REPAIRS.
                       ---------------------------
     THE LANDLORD SHALL BE RESPONSIBLE FOR MAINTENANCE AND REPAIRS REQUIRED TO MAINTAIN THE STRUCTURAL PORTIONS AND THE ROOF OF THE BUILDING ON THE LEASED PROPERTY, THE EXTERIOR FINISH OF SUCH BUILDING, AND THE PARKING LOT ON THE SUBJECT PROPERTY; ALL TO BE INCLUDED IN THE CAM CHARGES AS IN 12A IN THIS LEASE. ALL OTHER MAINTENANCE AND REPAIRS SHALL BE PERFORMED BY TENANT, AT ITS OWN EXPENSE, INCLUDING ALL NECESSARY REPAIRS AND REPLACEMENTS TO PIPES, HEATING SYSTEMS, PLUMBING SYSTEMS, ELECTRICAL SYSTEMS, WINDOW APPLIANCES AND APPURTENANCES BELONGING THERETO, HOWEVER THAT ALL REPLACEMENT ON MAJOR REPAIRS TO THE PLUMBING, HEATING OR ELECTRICAL SYSTEMS ON THE LEASED PROPERTY, WHICH ARE NOT NECESSITATED BY THE NEGLIGENCE OF THE TENANT, LANDLORD SHALL PAY ANY AMOUNTS OF $500.00 FOR EACH OCCURRENCE. ANY REPAIRS AND REPLACEMENTS, INTERIOR PROMPTLY, AS AND WHEN NECESSARY. ALL SUCH REPAIRS AND REPLACEMENTS SHALL BE IN QUALITY AND CLASS AT LEAST EQUAL TO THE ORIGINAL WORK. ON DEFAULT OF THE TENANT IN MAKING SUCH REPAIRS OR REPLACEMENTS, THE LANDLORD MAY, BUT SHALL NOT BE REQUIRED TO, MAKE SUCH REPAIRS AND REPLACEMENTS FOR TENANT'S ACCOUNT, AND THE EXPENSE THEREOF SHALL CONSTITUTE AND BE COLLECTABLE AS ADDITIONAL RENT, TOGETHER WITH INTEREST THEREON AT THE RATE OF EIGHTEEN PERCENT PER ANNUM UNTIL PAID. TENANT SHALL NOT ALLOW OR PERMIT ANY WASTE OF THE LEASED PREMISED, AND SHALL KEEP THE LEASED GROUND FREE FROM ACCUMULATIONS OF TRASH OR DEBRIS.

                      9. CONDITION UPON SURRENDER.
                      ----------------------------
     THE TENANT SHALL VACATE THE LEASE PROPERTY IN THE SAME CONDITION AND REPAIR IN WHICH THE PROPERTY NOW IS, ORDINARY WEAR AND TEAR EXCEPTED AND SHALL REMOVE ALL OF THE TENANT'S PROPERTY THEREFROM SO THAT THE LANDLORD CAN REPOSSESS THE LEASED PROPERTY NOT LATER THAN NOON ON THE DAY UPON WHICH THIS LEASE OR ANY EXTENSION THEREOF ENDS, WHETHER UPON NOTICE OR BY HOLD OVER OR OTHERWISE. THE LANDLORD SHALL HAVE THE SAME RIGHTS TO ENFORCE THIS BREACH OF ANY OTHER CONDITION OR COVENANT OF THIS LEASE. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE TENANT MAY AT ANY TIME PRIOR TO OR UPON THE TERMINATION OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, REMOVE FROM THE LEASED PROPERTY ALL MATERIALS, EQUIPMENT, AND PROPERTY OF EVERY OTHER SORT OF NATURE, INSTALLED BY THE TENANT THEREON, PROVIDED THAT SUCH PROPERTY IS REMOVED WITHOUT SUBSTANTIAL INJURY TO THE LEASED PROPERTY. NO INJURY SHALL BE CONSIDERED SUBSTANTIAL IF IT IS PROMPTLY CORRECTED BY RESTORATION TO THE CONDITION PRIOR TO THE INSTALLATION OF SUCH PROPERTY. ANY SUCH PROPERTY NOT REMOVED SHALL BECOME THE PROPERTY OF THE LANDLORD.

                            10. ALTERATIONS.
                            ----------------
     THE TENANT SHALL HAVE THE RIGHT, FROM TIME TO TIME, TO MAKE ALL SUCH NONSTRUCTURAL ALTERATIONS AND IMPROVEMENTS TO THE LEASED PROPERTY AS MAY BE REASONABLY NECESSARY OR APPROPRIATE, FOR THE CONDUCT OF THE TENANT'S BUSINESS, PROVIDED THAT PRIOR TO COMMENCEMENT OF ANY SUCH WORK, THE LANDLORD SHALL IN EACH CASE HAVE APPROVED IN WRITING THE PLANS AND SPECIFICATIONS FOR SUCH WORK, IF WITHIN FOURTEEN DAYS AFTER SUCH PLANS AND SPECIFICATIONS ARE SUBMITTED BY THE TENANT TO THE LANDLORD FOR SUCH APPROVAL, THE LANDLORD SHALL HAVE NOT GIVEN THE TENANT NOTICE OF DISAPPROVAL, SUCH PLANS AND SPECIFICATIONS SHALL BE CONSIDERED APPROVED BY THE LANDLORD. ALL WORK DONE BY TENANT SHALL CONFORM TO ALL APPLICABLE

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                                                                      ---
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GOVERNMENT REGULATIONS AND REQUIREMENTS WITH ALL REQUIRED PERMITS TO BE
PAID FOR BY TENANT. IF ANY SUCH WORK DONE BY TENANT CAUSED DAMAGE TO THE STRUCTURAL PORTIONS OR ROOF OF ANY BUILDING ON THE LEASED PREMISES, THEN THE COSTS OF ALL MAINTENANCE AND REPAIRS TO SUCH DAMAGED PARTS OR ROOF OF ANY SUCH BUILDING SHALL THEREAFTER BE THE RESPONSIBILITY OF TENANT. NOT WITHSTANDING THE FACT THAT ALTERATIONS MAY BE MADE BY THE TENANT, DURING THE LEASE THERM OR ANY RENEWAL OR EXTENSION OF SUCH TERM, THE TENANT
SHALL HAVE THE DUTY TO RETURN THE LEASED PREMISES, UPON TERMINATION OR EXPIRATION OF THE LEASE, TO THE LANDLORD IN THE SAME CONDITION AS WHEN RECEIVED BY THE TENANT, ORDINARY WEAR AND TEAR EXCEPTED: PROVIDED, HOWEVER, THAT LANDLORD SHALL HAVE THE OPTION TO REQUIRE TENANT TO LEAVE ALL SUCH ALTERATIONS, IMPROVEMENTS AND FIXTURES IN PLACE, IN WHICH THE SAME SHALL BE AND REMAIN THE PROPERTY OF LANDLORD. FURTHER, IN
CONNECTION WITH ANY IMPROVEMENTS AND ALTERATIONS TO THE LEASED PREMISES, TENANT SHALL INDEMNIFY THE LANDLORD FROM ANY LIEN ARISING OUT OF ANY SUCH WORK PERFORMED OR MATERIALS FURNISHED, AND SHALL INDEMNIFY AND HOLD HARMLESS THE LANDLORD FROM ANY LIABILITY OR LOSS, OF ANY TYPE OR NATURE, INCLUDING REASONABLE ATTORNEY'S FEES \ ARISING OUT OF ANY LIEN OR CLAIM BASED ON WORK PERFORMED OR MATERIALS FURNISHED. LANDLORD SHALL HAVE THE RIGHT TO REQUIRE TENANT TO FURNISH ADEQUATE BOND OR OTHER SECURITY ACCEPTABLE TO LANDLORD FOR PAYMENT OF ANY SUCH WORK PERFORMED BY TENANT, AND SHALL HAVE THE RIGHT TO REQUIRE ADEQUATE LIEN WAVES ON ANY SUCH WORK PERFORMED BY TENANT. LANDLORD SHALL ALSO HAVE THE RIGHT TO POST NOTICE
OF NONLIABILITY FOR ANY SUCH WORK, AT APPROPRIATE PLACES IN THE LEASED
PREMISED.
                       11. TAXES AND ASSESSMENTS.
                       --------------------------
     A. LANDLORD SHALL BE LIABLE FOR AND AGREES TO PAY ALL THE REAL PROPERTY TAXES AND ASSESSMENTS THEREOF DURING THE TERM OF THIS LEASE OR ANY EXTENSION THEREOF. THIS PARAGRAPH IS INTENDED TO INCLUDE ALL REAL ESTATE TAXES AND ASSESSMENTS OF EVERY KIND AND NATURE WHATSOEVER, WHICH MAY BE LEVIED, IMPOSED OR ASSESSED BY ANY LEVEL OF GOVERNMENT INCLUDING MUNICIPAL AND COUNTY GOVERNMENT, OR BY ANY SPECIAL DISTRICT.
     A1. TENANT SHALL PAY THEIR PRORATA SHARE OF THE PROPERTY TAX, UPON A MONTHLY BILLING BY LANDLORD.
     B. THE TENANT SHALL BE LIABLE FOR AND AGREES TO PAY ALL OF THE PERSONAL PROPERTY TAXES AND ASSESSMENTS LEVIED OR ASSESSED AGAINST PERSONAL PROPERTY AND FIXTURES PLACED IN OR UPON THE LEASED PREMISES BY THE TENANT. THIS PARAGRAPH IS INTENDED TO INCLUDE ALL THE PERSONAL PROPERTY TAXES AND ASSESSMENTS OF EVERY KIND AND NATURE WHATSOEVER, WHICH MAY BE LEVIED, POSED OR ASSESSED BY ANY LEVEL OF GOVERNMENT INCLUDING MUNICIPAL AND COUNTY GOVERNMENT, OR BY ANY SPECIAL DISTRICT.

                             12. UTILITIES.
                             --------------
     THE TENANT SHALL PAY ALL CHARGES PRIOR TO DELINQUENCY, FOR GAS, ELECTRICITY, TRASH AND TELEPHONE OR OTHER COMMUNICATION SERVICES OR OTHER UTILITIES USED, RENDERED, OR SUPPLIED, UPON IN CONNECTION WITH THE LIABILITY OR DAMAGES ON ANY SUCH ACCOUNT. TENANT SHALL PAY A PRO RATE SHARE OF WATER AND SEWER SERVICE MONTHLY UPON RECEIPT, OR IF APPLICABLE THAT SHARE DETERMINED BY A SUB METER FOR WATER OR ELECTRICAL FOR THE LEASED SPACE.

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                      12A. COMMON AREA MAINTENANCE
                      ----------------------------
     THE TENANT SHALL UPON RECEIPT PAY THEIR PRO-RATE SHARE OF SNOW REMOVAL, LAWN CARE, PROPERTY INSURANCE, PROPERTY TAXES, EXTERIOR SECURITY, EXTERIOR MAINTENANCE, AND MANAGEMENT COSTS TO INCLUDE PARKING AREAS AND MINOR REPAIRS. THIS AMOUNT SHALL BE A PERCENTAGE OF SQUARE FOOTAGE OCCUPIED VS THE TOTAL AREA OF THE COMPLEX OCCUPIED OR 10,500 SF. THIS LEASE CONTAINS 2100 SF OR 20% OF THE TOTAL COMPLEX.

                             13. INSURANCE.
                             --------------
     LANDLORD SHALL MAINTAIN PROPERTY INSURANCE ON THE BUILDING
IMPROVEMENTS. THE TENANT SHALL KEEP THE LEASED PROPERTY FULLY INSURED THROUGHOUT THE TERM OF THIS LEASE AGAINST THE FOLLOWING:

     A. LIABILITY. CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE UNDER A POLICY OF GENERAL PUBLIC LIABILITY INSURANCE, WITH SUCH LIMITS AS MAY BE REASONABLY REQUESTED BY THE LANDLORD FROM TIME TO TIME, BUT NOT LESS THAN $300,000.00 $1,000,000.00 IN RESPECT OF BODILY INJURY, AND $50,000.00 FOR PROPERTY DAMAGE.
     B. OTHER. AGAINST SUCH OTHER HAZARDS AND IN SUCH AMOUNTS AS THE HOLDER OR ANY MORTGAGE OR DEED OR TRUST TO WHICH THIS LEASE IS SUBORDINATE MAY REQUIRE FROM TIME TO TIME.

                           14. RIGHT OF ENTRY.
                           -------------------
     THE LANDLORD AND ITS REPRESENTATIVE MAY ENTER THE LEASED PROPERTY AT ANY REASONABLE TIME FOR THE PURPOSE OF INSPECTING THE LEASED PROPERTY, PERFORMING ANY WORK WHICH THE LANDLORD ELECTS TO UNDERTAKE MADE NECESSARY BY REASON OF TENANT'S DEFAULT UNDER THE TERMS OF THIS LEASE, EXHIBITING THE LEASED PROPERTY FOR SALE, LEASE, OR MORTGAGE FINANCING, OR POSTING NOTICES OF NONRESPONSIBILITY UNDER ANY MECHANIC'S LIEN LAW.

                          15. CASUALTY DAMAGE.
                          --------------------
     IN THE EVENT OF DAMAGE TO THE LEASED PROPERTY BY FIRE OR OTHER CASUALTY, THE LANDLORD SHALL PROMPTLY RESTORE THE LEASED PROPERTY AS NEARLY AS POSSIBLE TO ITS CONDITION PRIOR TO SUCH DAMAGE. ALL INSURANCE PROCEEDS RECEIVED BY THE LANDLORD PURSUANT TO THE PROVISIONS OF THIS LEASE, LESS THE COST OF ANY SUCH RECOVERY, SHALL BE APPLIED BY THE LANDLORD TO THE PAYMENT OF SUCH RESTORATION, AS SUCH RESTORATION PROGRESSES. PROVIDED, HOWEVER, THAT IF THE LEASED PROPERTY IS COMPLETELY DESTROYED OR SO DAMAGED BY FIRE OR OTHER CASUALTY COVERED BY INSURANCE AS TO RENDER IT UNFIT FOR USE BY TENANT, AND REPAIR OR RESTORATION IS NOT ECONOMICALLY FEASIBLY, THEN EITHER THE LANDLORD OR TENANT MAY TERMINATE THIS LEASE ON NOTICE OF AT LEAST TEN DAYS AND NOT MORE THAN THIRTY DAYS. SUCH NOTICE SHALL BE GIVEN WITHIN SIXTY DAYS AFTER THE DATE OF SUCH DAMAGE OR DESTRUCTION. IF THIS LEASE SHALL SO TERMINATE, ALL BASE AND ADDITIONAL RENT SHALL BE APPORTIONED TO THE DATE OF TERMINATION AND ALL INSURANCE PROCEEDS SHALL BELONG TO THE LANDLORD. IF THE LEASE IS NOT SO TERMINATED AND THE PROCEEDS OF INSURANCE ARE INSUFFICIENT TO PAY THE FULL COST OF REPAIR OR RESTORATION THE LANDLORD SHALL PAY THE DEFICIENCY. IF THE INSURANCE PROCEEDS EXCEED SUCH COST, THE EXCESS SHALL BE PAID TO THE LANDLORD. ANY DISBURSEMENT OF SUCH INSURANCE

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PROCEEDS BY A HOLDER OF A DEED OF TRUST OR MORTGAGE SHALL BE DEEMED TO
HAVE BEEN MADE BY THE LANDLORD. EXCEPT AS OTHERWISE PROVIDED IN THIS ARTICLE, IF THE LEASED PROPERTY OR ANY PART THEREOF SHALL BE DESTROYED OR DAMAGED, AND IF THIS LEASE SHALL NOT BE TERMINATED PURSUANT TO RIGHTS GRANTED IN THIS ARTICLE, SUCH DAMAGE OR DESTRUCTION SHALL NOT AFFECT THE PROVISIONS OF THIS LEASE, AND RULE, LAW, OR REGULATION TO THE CONTRARY NOTWITHSTANDING, AND THE TENANT'S OBLIGATIONS UNDER THIS LEASE, INCLUDING THE PAYMENT OF BASIC RENT AND OTHER CHARGES, SHALL CONTINUE WITHOUT ABATEMENT OF ANY KIND.

                            16. CONDEMNATION.
                            -----------------
     IF THE WHOLE OF THE LEASE PROPERTY OR SUCH PORTION THEREOF WHICH WILL MAKE THE LEASED PROPERTY UNSUITABLE FOR THE PURPOSED HEREIN LEASED, IS CONDEMNED FOR ANY PUBLIC USE OR PURPOSE BY ANY LEGALLY CONSTITUTED AUTHORITY, THEN IN EITHER OF SUCH EVENTS THIS LEASE SHALL CEASE FROM THE TIME WHEN POSSESSION IS TAKEN BY SUCH PUBLIC AUTHORITY, AND RENTAL SHALL BE ACCOUNTED FOR BETWEEN THE LANDLORD AND THE TENANT AS OF THE DATE OF THE SURRENDER OF POSSESSION. SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EITHER THE LANDLORD OR THE TENANT TO RECOVER COMPENSATION FROM THE CONDEMNING AUTHORITY FOR ANY LOSS OR DAMAGE CAUSED BY SUCH CONDEMNATION. NEITHER THE LANDLORD NOR THE TENANT SHALL HAVE ANY RIGHTS IN OR TO ANY AWARD MADE TO THE OTHER BY THE CONDEMNING AUTHORITY.

                     17.  ASSIGNMENT AND SUBLETTING.
                     ------------------------------
     THE TENANT SHALL NOT ASSIGN, MORTGAGE, OR ENCUMBER THIS LEASE, NOR SUBLET OR PERMIT THE LEASED PROPERTY OR ANY PART THEREOF TO BE USED BY OTHER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD IN EACH INSTANCE, IF THIS LEASE IS ASSIGNED, OR IF THE LEASED PROPERTY OR ANY PART THEREOF IS SUBLET, OR OCCUPIED BY ANYONE OTHER THAN THE TENANT, THE LANDLORD MAY;, AFTER DEFAULT BY THE TENANT, COLLECT RENT FROM THE ASSIGNEE, SUB-TENANT, OR OCCUPANT AND APPLY THE NET AMOUNT COLLECTED AGAINST ALL RENT HEREIN RESERVED. NO SUCH ASSIGNMENT, SUBLETTING, OCCUPANCY, OR COLLECTION SHALL BE DEEMED A WAIVER OF THIS COVENANT, OR THE ACCEPTANCE OF THE ASSIGNEE, SUB-TENANT, OR OCCUPANT AS TENANT, OR A RELEASE OF TENANT FROM FURTHER PERFORMANCE BY THE TENANT OF THE COVENANTS IN THIS LEASE. THE CONSENT BY THE LANDLORD TO AN ASSIGNMENT OR SUBLETTING SHALL NOT BE CONSTRUED TO RELIEVE THE TENANT FROM OBTAINING THE CONSENT IN WRITING OR THE LANDLORD TO ANY FURTHER ASSIGNMENT OR SUBLETTING

                      18 SUBORDINATION TO MORTGAGE
                      ----------------------------

     THIS LEASE SHALL BE SUBJECT AND SUBORDINATE AT ALL TIMES TO THE LIEN OF ANY EXISTING MORTGAGES AND TRUST DEEDS AND MORTGAGES AND TRUST DEEDS WHICH HEREAFTER MAY BE MADE A LIEN ON THE LEASED PROPERTY. ALTHOUGH NO INSTRUMENT OR ACT ON THE PART OF THE TENANT SHALL BE NECESSARY TO EFFECTUATE SUCH SUBORDINATION THE TENANT WILL, NEVERTHELESS, EXECUTE AND DELIVER SUCH FURTHER INSTRUMENTS SUBORDINATING THIS LEASE TO THE LIEN OF ANY SUCH MORTGAGES OR TRUST DEEDS AS MAY BE DESIRED BY THE MORTGAGEE OR HOLDER OF SUCH TRUST DEEDS. THE TENANT HEREBY APPOINTS THE LANDLORD AS HIS ATTORNEY IN FACT, IRREVOCABLY, TO EXECUTE AND DELIVER ANY SUCH INSTRUMENT FOR THE TENANT. TENANT FURTHER AGREES AT ANY TIME AND FROM TIME TO TIME UPON NOT LESS THAN TEN DAYS PRIOR WRITTEN REQUEST BY LANDLORD, TO EXECUTE

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                                                                      ---
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ACKNOWLEDGE, AND DELIVER TO LANDLORD A STATEMENT IN WRITING CERTIFYING
THAT THIS LEASE AGREEMENT IS UNMODIFIED AND A STATEMENT IN WRITING CERTIFYING THAT THIS LEASE AGREEMENT IS UNMODIFIED AND IS IN FULL FORCE AND EFFECT (OR IF THERE HAVE BEEN MODIFICATIONS, THAT THE LEASE IS IN FORCE AND EFFECT AS MODIFIED, AND STATING THE MODIFICATIONS); THAT THERE HAVE BEEN NO DEFAULTS THEREUNDER BY LANDLORD OF TENANT (OR IF THERE HAVE BEEN DEFAULTS, SETTING FORTH THE NATURE THEREOF), AND THE DATE TO WHICH THE RENT AND OTHER CHARGES HAVE BEEN PAID IN ADVANCE, IF ANY, IT BEING INTENDED THAT ANY SUCH STATEMENT DELIVERED PURSUANT TO THIS REQUIREMENT MAY BE RELIED UPON BY ANY PROSPECTIVE LENDER OR BY ANY PROSPECTIVE PURCHASER OF ALL OR ANY PORTION OF LANDLORD'S INTEREST THEREIN, OR BY THE HOLDER OF ANY EXISTING MORTGAGE OR DEED OF TRUST ENCUMBERING THE LEASED PREMISES. TENANT'S FAILURE TO DELIVER SUCH STATEMENT WITHIN SUCH TIME SHALL BE CONCLUSIVE UPON TENANT (1) THAT THIS LEASE IS IN FULL FORCE AND EFFECT, WITHOUT MODIFICATION EXCEPT AS MAY BE REPRESENTED BY LANDLORD;
(2) THAT THERE ARE NO UNCURED DEFAULTS IN LANDLORD'S PERFORMANCE; AND (3) THAT NOT MORE THAN ONE MONTH'S RENT HAS BEEN PAID IN ADVANCE.
     FURTHER, UPON REQUEST, TENANT SHALL SUPPLY TO LANDLORD A CORPORATE RESOLUTION CERTIFYING THAT THE PARTY SIGNING THIS STATEMENT ON BEHALF OF TENANT IS PROPERLY AUTHORIZED TO DO SO, IF TENANT IS A CORPORATION.

                              19. INDEMNITY
                              ------------
     THE TENANT SHALL INDEMNIFY AND HOLD HARMLESS THE LANDLORD FROM AND AGAINST ALL LEGITIMATE LIABILITIES, PENALTIES, DAMAGES, JUDGMENTS, AND EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES INCURRED BY LANDLORD IN DEFENDING OR SATISFYING ANY CLAIM OF ANY TYPE OR NATURE, INCLUDING PERSONAL INJURY CLAIMS OR PROPERTY DAMAGE CLAIMS, ARISING OUT OF THE USE, OCCUPANCY, OR CONTROL OF THE LEASED PROPERTY OR ANY OF ITS APPURTENANCES BY TENANT.
     TENANT HEREBY AGREES TO INDEMNIFY LANDLORD AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE JUDICIA PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTION REQUIREMENTS, ENFORCEMENT ACTIONS OF ANY KIND AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH INCLUDING BUT NOT LIMITED TO ATTORNEY'S FEES AND EXPENSES, ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, OUT OF THE PRESENCE ON OR UNDER THE LEASED PREMISES, OF ANY HAZARDOUS MATERIAL (AS DEFINED HEREIN) OR ANY RELEASES OR DISCHARGES OF ANY HAZARDOUS MATERIALS BY TENANT OR ANY EMPLOYEE, AGENTS, CONTRACTORS OR SUBCONTRACTORS OF TENANT OR OTHER PERSONS OCCUPYING OR PRESENT ON THE LEASED PREMISES, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORT OR DISPOSAL OF ANY HAZARDOUS MATERIALS AT ANY FOREGOING INDEMNITY SHALL FURTHER APPLY TO ANY RESIDUAL CONTAMINATION ON OR UNDER THE LEASED PREMISES OR AFFECTING ANY NATURAL RESOURCES AND TO ANY CONTAMINATION OF ANY OF THE LEASED PREMISES AND \ OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORT OR DISPOSAL OF ANY SUCH HAZARDOUS MATERIALS AND IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE LAWS, REGULATIONS, CODES AND ORDINANCES.

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
                              20. SECURITY.
                              -------------
     THE TENANT HAS DEPOSITED WITH THE LANDLORD THE SUM OF $1235.50 AS SECURITY FOR THE FULL AND FAITHFUL PERFORMANCE BY THE TENANT OF ALL THE TERMS OF THIS LEASE REQUIRED TO BE PERFORMED BY THE TENANT. SUCH SUM SHALL BE RETURNED TO THE TENANT WITHIN 30 DAYS AFTER THE EXPIRATION OF THIS LEASE, PROVIDED THE TENANT HAS FULLY AND FAITHFULLY CARRIED OUT ALL OF ITS TERMS. OTHERWISE, THE LANDLORD MAY USE, APPLY, OR RETAIN THE WHOLE OR ANY PART OF SUCH AMOUNT TO THE EXTENT REQUIRED FOR THE PAYMENT OF ANY RENT OR OTHER OBLIGATION AS TO WHICH THE TENANT IS IN DEFAULT UNDER THE TERMS OF THIS LEASE. IN SUCH EVENT TENANT SHALL UPON WRITTEN DEMAND FROM LANDLORD, FORTHWITH REMIT TO LANDLORD A SUFFICIENT AMOUNT IN CASH TO RESTORE SUCH DEPOSIT TO ITS ORIGINAL AMOUNT. LANDLORD SHALL HAVE THE RIGHT TO TRANSFER SUCH SECURITY TO THE PURCHASER TO BE HELD UNDER THE TERMS OF THIS LEASE, AND THE LANDLORD SHALL THEREUPON BE RELEASED FROM ALL LIABILITY FOR THE RETURN OF SUCH SECURITY TO THE TENANT, AND THE TENANT SHALL LOOK SOLELY TO THE NEW LANDLORD FOR THE RETURN OF SUCH SECURITY. THE TENANT SHALL NOT ASSIGN NOR ENCUMBER THE MONEY DEPOSITED AS SECURITY, AND NEITHER THE LANDLORD NOR ITS SUCCESSORS OR ASSIGNS SHALL BE BOUND BY ANY SUCH ASSIGNMENT OR ENCUMBRANCE. THE TENANT SHALL NOT BE ALLOWED TO USE SUCH SECURITY DEPOSIT AS PAYMENT OF RENTS.

                              21. DEFAULT.
                              ------------
     THE OCCURRENCE OF ANY OF THE FOLLOWING SHALL CONSTITUTE AN EVENT OF
DEFAULT: (1) DELINQUENCY IN THE DUE AND PUNCTUAL PAYMENT OF ANY RENT OR ADDITIONAL RENT PAYABLE UNDER THIS LEASE WHEN SUCH RENT SHALL BECOME PAYABLE, FOR A PERIOD OF THREE WORKING DAYS AFTER WRITTEN NOTICE. (2F) DELINQUENCY BY THE TENANT IN THE PERFORMANCE OF OR COMPLIANCE WITH ANY F THE CONDITIONS CONTAINED IN THIS LEASE OTHER THAN THOSE REFERRED TO IN THE FOREGOING SUBPARAGRAPH (1), FOR A PERIOD OF THIRTY DAYS AFTER WRITTEN NOTICE THEREOF FROM THE LANDLORD TO THE TENANT, EXCEPT FOR ANY DEFAULT NOT SUSCEPTIBLE OF BEING CURED WITHIN SUCH THIRTY DAY PERIOD, IN WHICH EVENT THE TIME PERMITTED TO THE TENANT TO CURE SUCH DEFAULT SHALL BE EXTENDED FOR AS LONG AS SHALL BE NECESSARY TO CURE SUCH DEFAULT, AND PROVIDED FURTHER THAT SUCH PERIOD OF TIME SHALL NOT BE SO EXTENDED AS TO JEOPARDIZE THE INTEREST OF THE LANDLORD IN THIS LEASE OR SO AS TO SUBJECT THE LANDLORD OR THE TENANT TO ANY CIVIL OR CRIMINAL LIABILITIES. (3) FILING BY THE TENANT IN ANY COURT PURSUANT TO ANY STATUTE, EITHER OF THE UNITED STATS OR ANY STATE, OF A PETITION IN BANKRUPTCY OR INSOLVENCY, OR FOR REORGANIZATION, OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OF ALL OR A PORTION OF THE TENANT'S PROPERTY, OR AN ASSIGNMENT BY THE TENANT FOR THE BENEFIT OF CREDITORS. (4) FILING AGAINST THE TENANT IN ANY COURT PURSUANT TO ANY STATUTE, EITHER OF THE UNITED STATES OR OF ANY STATE OF A PETITION IN BANKRUPTCY OR INSOLVENCY, OR FOR REORGANIZATION, OR FOR APPOINTMENT OF A RECEIVER OF TRUSTEE OR ALL OR A PORTION OF THE TENANT'S PROPERTY, IF WITHIN NINETY DAYS AFTER THE COMMENCEMENT OF ANY SUCH PROCEEDING AGAINST THE TENANT SUCH PETITION SHALL NOT HAVE BEEN DISMISSED.
     A. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE LANDLORD AT ANY TIME THEREAFTER MAY GIVE WRITTEN NOTICE TO THE TENANT SPECIFYING SUCH EVENT OF DEFAULT AND STATING THAT THIS LEASE SHALL EXPIRE ON THE DATE SPECIFIED IN SUCH NOTICE, WHICH SHALL BE AT LEAST THREE DAYS AFTER THE GIVING OF SUCH NOTICE, AND UPON THE DATE SPECIFIED IN SUCH NOTICE THIS LEASE AND ALL RIGHTS

                                    8                        INITIALS MVS
                                                                      ---

OF THE TENANT SHALL TERMINATE. UPON THE EXPIRATION OF THIS LEASE PURSUANT TO THIS ARTICLE, THE TENANT SHALL PEACEFULLY SURRENDER THE LEASED PROPERTY TO THE LANDLORD, AND THE LANDLORD, UPON OR AT ANY TIME AFTER ANY SUCH EXPIRATION, MAY WITHOUT FURTHER NOTICE RE-ENTER THE LEASED PROPERTY AND REPOSSESS IT BY FORCE, AND REMOVE THE TENANT AND ALL OTHER PERSONS AND PROPERTY FROM THE LEASED PROPERTY AND MAY HAVE, HOLD, AND ENJOY THE LEASED PROPERTY AND THE RIGHT TO RECEIVE ALL RENTAL INCOME THEREFROM.

     B. AT ANY TIME AFTER ANY SUCH EXPIRATION, THE LANDLORD MAY RELET THE LEASED PROPERTY OR ANY PART THEREOF, IN THE NAME OF THE LANDLORD OR OTHERWISE, FOR SUCH TERM (WHICH MAY BE GREATER OR LESS THAN THE PERIOD WHICH WOULD OTHERWISE HAVE CONSTITUTED THE BALANCE OF THE TERM OF THIS LEASE) AND ON SUCH CONDITIONS (WHICH MAY INCLUDE CONCESSIONS OR FREE
RENT) AS THE LANDLORD, IN ITS UNCONTROLLED DISCRETION, MAY DETERMINE, AND MAY COLLECT AND RECEIVE THE RENT THEREFOR. THE LANDLORD SHALL IN NO WAY BE RESPONSIBLE OR LIABLE FOR ANY FAILURE TO RELET THE LEASED PROPERTY OR ANY PART THEREOF, OR FOR ANY FAILURE TO COLLECT ANY RENT DUE UPON ANY SUCH RELETTING.


C. NO SUCH EXPIRATION OF THIS LEASE SHALL RELIEVE THE TENANT OF ITS LIABILITY AND OBLIGATIONS UNDER THIS LEASE, AND SUCH LIABILITY AND OBLIGATIONS SHALL SURVIVE ANDY SUCH EXPIRATION. IN THE EVENT OF ANY SUCH EXPIRATION, WHETHER OR NOT THE LEASED PROPERTY OR ANY PART THEREOF SHALL HAVE BEEN RELET, THE TENANT SHALL PAY TO THE LANDLORD THE RENT AND ADDITIONAL RENT REQUIRED TO BE PAID BY THE TENANT UP TO THE TIME OF SUCH EXPIRATION, AND THEREAFTER THE TENANT, UNTIL THE END OF WHICH WOULD HAVE BEEN THE TERM OF THIS LEASE IN THE ABSENCE OF SUCH EXPIRATION, SHALL BE LIABLE TO THE LANDLORD FOR, AND SHALL PAY TO THE LANDLORD, AS AND FOR LIQUIDATED AND AGREED CURRENT DAMAGES FOR THE TENANT'S DEFAULT: (1) THE EQUIVALENT OF THE AMOUNT OF THE RENT AND ADDITIONAL RENT WHICH WOULD BE PAYABLE UNDER THIS LEASE BY THE TENANT IF THIS LEASE WERE STILL IN EFFECT, LESS (2) THE NET PROCEEDS OF ANY RELETTING EFFECTED PURSUANT TO THE PROVISIONS OF PARAGRAPH B OF THIS ARTICLE, AFTER DEDUCTING ALL THE LANDLORD'S EXPENSES IN CONNECTION WITH SUCH RELETTING, INCLUDING, WITHOUT LIMITATION, ALL REPOSSESSION COSTS, BROKERAGE COMMISSIONS, LEGAL EXPENSES, REASONABLE ATTORNEY'S FEES, ALTERATION COSTS, AND EXPENSES OF PREPARATION OF SUCH RELETTING.

     D. THE TENANT SHALL PAY SUCH CURRENT DAMAGES, HEREIN CALLED DEFICIENCY, TO THE LANDLORD MONTHLY ON THE DAYS ON WHICH THE RENT AND ADDITIONAL RENT WOULD HAVE BEEN PAYABLE UNDER THIS LEASE IF THIS LEASE WERE STILL IN EFFECT, AND THE LANDLORD SHALL BE ENTITLED TO RECOVER FROM THE TENANT, AND THE TENANT SHALL PAY TO THE LANDLORD, ON DEMAND, AS AND FOR LIQUIDATED AND AGREED FINAL DAMAGES FOR THE TENANT'S DEFAULT, AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN THE RENT AND ADDITIONAL RENT RESERVED HEREUNDER FOR THE UNEXPIRED PORTION OF THE LEASE TERM AND THE THEN FAIR AND REASONABLE RENTAL VALUE OF THE LEASED PROPERTY FOR THE SAME PERIOD. IN THE COMPUTATION OF SUCH DAMAGES THE DIFFERENCE BETWEEN ANY INSTALLMENT OF RENT BECOMING DUE HEREUNDER AFTER THE DATE OF TERMINATION AND THE FAIR AND REASONABLE RENTAL VALUE OF THE LEASED PROPERTY FOR THE PERIOD FOR WHICH SUCH INSTALLMENT WAS PAYABLE SHALL BE DISCOUNTED TO THE DATE OF

                                    9                        INITIALS MVS
                                                                      ---

TERMINATION AT THE RATE OF FOUR PERCENT PER ANNUM. IF THE LEASED PROPERTY OR ANY PART THEREOF IS RELET BY THE LANDLORD FOR THE UNEXPIRED TERM OF THIS LEASE, OR ANY PART THEREOF, BEFORE PRESENTATION OF PROOF OF SUCH LIQUIDATED DAMAGES TO ANY COURT, COMMISSION, OR TRIBUNAL, THE AMOUNT OF RENT RESERVED UPON SUCH RELETTING SHALL BE DEEMED PRIMA FACIE TO BE THE FAIR AND REASONABLE RENTAL VALUE FOR THE PART OR THE WHOLE OF THE LEASED PROPERTY SO RELET DURING THE TERM OF THE RELETTING, NOTHING HEREIN CONTAINED SHALL LIMIT OR PREJUDICE THE RIGHT OF THE LANDLORD TO PROVE FOR AND OBTAIN AS LIQUIDATED DAMAGES BY REASON OF SUCH TERMINATION AN AMOUNT EQUAL TO THE MAXIMUM ALLOWED BY ANY STATUTE OR RULE OF LAW IN EFFECT AT THE TIME WHEN, AND GOVERNING THE PROCEEDINGS IN WHICH, SUCH DAMAGES ARE TO BE PROVED, WHETHER OR NOT SUCH AMOUNT BE GREATER, EQUAL TO, OR LESS THAN THE AMOUNT OF THE DIFFERENCE REFERRED TO ABOVE.

     E. THE TENANT HEREBY EXPRESSLY WAIVES, SO FAR AS PERMITTED BY LAW, THE SERVICE OF ANY NOTICE OF INTENTION TO REENTER PROVIDED FOR IN ANY STATUTE, OR OF THE INSTITUTION OF LEGAL PROCEEDINGS TO THAT END. THE TENANT, FOR AND ON BEHALF OF ITSELF AND ALL PERSONS CLAIMING THROUGH OR UNDER THE TENANT, ALSO WAIVES ANDY RIGHT OF REDEMPTION OR REENTRY OR REPOSSESSION OR TO RESTORE THE OPERATION OF THIS LEASE INCASE THE TENANT SHALL BE DISPOSSESSED BY A JUDGMENT OR BY WARRANT OF ANY COURT OR JUDGE OR IN CASE OF REENTRY OR REPOSSESSION BY THE LANDLORD. IN CASE OF ANY LITIGATION UNDER THIS LEASE, THE LANDLORD AND THE TENANT, SO FAR AS PERMITTED BY LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, THE TENANT, USE OF OCCUPANCY OF THE LEASED PROPERTY, OR; ANY CLAIM OF INJURY OR DAMAGE; AND FURTHER AGREE THAT THE PARTY NOT IN DEFAULT SHALL BE ENTITLED TO RECOVER, FROM THE PARTY IN DEFAULT, ALL COSTS AND REASONABLE ATTORNEY'S FEES INCURRED BY THE NON DEFAULTING PARTY IN ENFORCING ITS RIGHTS UNDER THIS LEASE AGREEMENT.

     F. THE TERMS "ENTER", "REENTER", "ENTRY", OR "REENTRY", AS USED IN THIS LEASE ARE NOT RESTRICTED TO THEIR TECHNICAL LEGAL MEANING.

     G. ANY AMOUNTS NOT PAID BY TENANT TO LANDLORD WHEN DUE SHALL DRAW INTEREST AT THE RATE OF EIGHTEEN PERCENT PER ANNUM FROM DUE DATE UNTIL PAID. PAYMENT OF SUCH INTEREST SHALL NOT EXCUSE OR CURE ANY DEFAULT BY TENANT UNDER THIS LEASE.

     H. NO ASSENT EXPRESS OR IMPLIED, TO ANY BREACH OF ONE OR MORE OF THE COVENANTS OR TERMS OF THIS LEASE SHALL BE DEEMED OR CONSTRUED TO BE A WAIVER OF ANY SUCCEEDING OR OTHER BREACH.

     I. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LANDLORD'S LIABILITY UNDER THIS LEASE AGREEMENT SHALL BE LIMITED TO LANDLORD'S INTEREST IN THE LEASED PREMISES.

                      22. MISCELLANEOUS PROVISIONS.
                     ------------------------------
     THE PARAGRAPH CAPTIONS CONTAINED IN THIS LEASE AGREEMENT ARE FOR CONVENIENCE ONLY AND SHALL NOT IN AMY WAY LIMIT OR BE DEEMED TO CONSTRUE OR INTERPRET THE TERMS OR PROVISIONS THEREOF.

                                   10                        INITIALS MVS
                                                                      ---

     TIME IS OF THE ESSENCE OF THIS LEASE AGREEMENT AND OF ALL PROVISIONS
HEREIN.

     THIS LEASE AGREEMENT SHALL BE CONSTRUE AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE SATE OF COLORADO.

     IF ANY PROVISIONS OF THIS LEASE AGREEMENT SHALL BE DECLARED INVALID OR UNENFORCEABLE, THE REMAINDER OF THE LEASE AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.

THE SAID PROPERTY IS ZONED COMMERCIAL/IND IN THE CITY OF FREDERICK, CO., BUT ONLY THOSE USES DESCRIBED IN SELECTION 6 OF THIS LEASE SHALL BE ALLOWED WITHOUT WRITTEN CONSENT OF LANDLORD, AND THESE MUST BE IN
COMPLIANCE WITH USES ALLOWED UNDER THE ZONING, OR WITH SPECIAL PERMISSION FROM BOTH THE CITY AND LANDLORD.

     PARKING, ALL PARKING IS OPEN, NO RESERVED PARKING IS ALLOWED.

     SINAGE, APPROVAL MUST BE OBTAINED FROM BOTH THE LANDLORD AND THE CITY PRIOR TO PLACEMENT AND PROPER PERMITS MUST BE OBTAINED.

     FINISHES, SPACE SHALL BE FINISH AS IS CONDITION CLEAN AND READY FOR USE AS PER DRAWING ATTACHED.

     TRASH REMOVAL, TENANT WILL BE ASSIGNED PROPER AND DESIGNATED AREA FOR TRASH STORAGE, ALL COSTS OF REMOVAL SHALL BE THE SOLE RESPONSIBILITY OF THE TENANT, AREA MUST BE KEEP LITTER FREE AT ALL TIMES NO PLACEMENT OF DEBRIS SHALL BE ALLOWED THAT IS NOT IN THE PROPER CONTAINER.

     THIS LEASE AGREEMENT, AND ACCOMPANYING NOTE PAYABLE EXHIBIT A, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND ANY EXECUTOR AGREEMENT HEREAFTER MADE SHALL BE INEFFECTIVE TO CHANGE, MODIFY, OR DISCHARGE IT IN WHOLE OR IN PART, UNLESS SUCH EXECUTOR AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF THE CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

                              23. NOTICES.
                              ------------
     ANY NOTICE FROM ONE PARTY TO ANOTHER, REQUIRED BY THE TERMS OF THIS LEASE AGREEMENT, MAY BE DELIVERED IN PERSON TO SUCH PARTY (DELIVERY TO ONE OF TWO OR MORE PERSONS NAMED AS A PARTY SHALL BE EFFECTIVE NOTICE TO
ALL), OR SHALL BE DELIVERED BY CERTIFIED MAIL, POSTAGE PREPAID, AND SHALL BE DEEMED GIVEN ONE DAY AFTER THE DATE MAILED, ADDRESSED TO THE RESPECTIVE PARTIES AS FOLLOWS:

                                   11                        INITIALS MVS
                                                                      ---

LANDLORD:         82454 LLC, DAVE PARKER
               -------------------------
                  8393 W I-25 FRONTAGE RD
               --------------------------
                  ERIE, CO.  80516
               --------------------------


TENANT:         TECHNOLOGY LEARNING SYSTEMS INC, LAB TECHNOLOGIES
               ----------------------------------------------------
                8245 W. I-25 FRONTAGE RD. SUITES #4 & 5
                ERIE, CO. 80516


                     24. INTEGRATION AND AMENDMENT.
                     ------------------------------
     THE PARTIES AGREE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THEM AND THAT THERE ARE NO ORAL OR COLLATERAL AGREEMENTS OR UNDERSTANDINGS OF ANY KIND OR CHARACTER EXCEPT THOSE CONTAINED HEREIN. NEITHER THIS AGREEMENT NOR ANY TERM OR PROVISION HEREOF MAY BE CHANGED, WAIVED, DISCARDED OR TERMINATED ORALLY, OR IN ANY MANNER OTHER THAN BY INSTRUMENT IN WRITING SIGNED BY THE PARTIES OR THEIR DULY AUTHORIZED AGENT. IN THE EVENT THAT ANY PROVISIONS OF THIS LEASE SHALL BE AFFECTED BY SUCH HOLDING, AND ALL OF THE REMAINING PROVISIONS OF THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT PURSUANT TO THE TERMS HEREOF.

                           25. BINDING EFFECT.
                           -------------------
     THIS AGREEMENT SHALL BIND AND EXTEND TO THE HEIRS, REPRESENTATIVES, SUCCESSORS, AND ASSIGNS OF THE PARTIES HERETO, IF EXECUTED IN DUPLICATE BY EACH PARTY ON OR BEFORE MARCH 18, 1998.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS LEASE AGREEMENT ON THE DATE SET FORTH OPPOSITE THEIR RESPECTIVE SIGNATURES.

LANDLORD:                          TENANT:

DAVE PARKER                         TECHNOLOGY LEARNING SYSTEMS INC.
-----------                         --------------------------------
8393 W I-25 FRONTAGE RD.            dba LAB TECHNOLOGIES
--------------------------------------------------------
Erie, Co. 80516                     8245 W. I-25 FRONTAGE RD. SUITE 4 & 5
-------------------------------------------------------------------------
                                    ERIE, CO. 80516
---------------------------------------------------

/s/                   10/19/99
------------------------------     -----------------------------
DATE                               DATE


/s/ MICHAEL V. SCHRANZ CFO - Treasurer                12/10/99
------------------------------          ------------------------
                                        DATE


/s/ ROBERT D. ARNOLD - Chmn. & CEO                   12/10/99
------------------------------          ------------------------
                                        DATE

                                AFFIDAVIT
                                ---------

DATE ___________________

I HAVE PHYSICALLY INSPECTED THE PREMISES KNOWN AS 8245 W I-25 SUITE 3 FRONTAGE RD, FREDERICK, CO. ON THE ABOVE DATE AND PRIOR TO OUR MOVE IN THE FOLLOWING ITEMS WERE NOTICED THAT EXIST AS OF THIS DATE AND IS NOTED:
1.  CEILING ITEMS
-----------------



2.  ELECTRICAL ITEMS
--------------------



3.  GLASS ITEMS
---------------



4.  PLUMBING ITEMS
------------------



5.  FLOORING ITEMS
------------------



6.  PAINTING ITEMS
------------------



7.   OTHERS
-----------



8.  EXTERIOR
------------



THESE ITEMS WILL BE NOTED AS EXISTING ON MOVE OUT AND WILL NOT BE
INCLUDED AS ITEMS THAT NEED TO BE REPAIRED BY TENANT

----------------------------       --------------------------
LANDLORD                           TENANT


------------------                 ---------------
DATE
                              DATE

                             PROMISSORY NOTE
                          Exhibit "A" to Lease

For value received, the undersigned [borrower] promises to pay; Dave Parker, or order, 8245 LLC, the principal sum of, TWENTY ONE THOUSAND SEVEN HUNDRED EIGHTY FOUR DOLLARS, with interest on the unpaid principal balance from NOV. 1, 1999 UNTIL PAID, at the rate 10 PERCENT per annum. Principal and interest shall be payable at, Frederick, CO or such other place as the Note may designate, in FORTY-ONE (41) EQUAL PAYMENTS OF FIVE HUNDRED THIRTY-ONE & 31 CENTS [U.S. $ 531.31], plus 10% interest due on the 1st day of each Month beginning Nov. 1, 1999. Such payments shall continue until the entire indebtedness evidenced by this Note is fully paid; provided, however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on April 30, 2003.

Borrower shall pay to the Note Holder a late charge of 5% of any payment not received by the Note Holder within 5 days after the payment is due.

Payments received for application to this note shall be first applied to the payment of late charges, if any, second to the payment of accrued interest at the rate specified below, if any, to accrued interest first specified above, and the balance applied in reduction of the principal amount hereof.

If any payment required by this note is not paid when due, the entire principal amount outstanding and interest thereon shall at once become due and payable at the option of the Note Holder. To exercise this option, the Note Holder shall give the Borrower notice of Acceleration specifying the amount of the nonpayment. The borrower shall have thirty days after the notice of Acceleration has been given to reinstate the terms of this Note, as if they were immediately before such notice, by paying the amount of nonpayment specified in the notice of Acceleration. The privilege of reinstatement shall not, however, be available to the Borrower more than once during any twelve-month period. Unless so reinstated the indebtedness shall bear interest at the increased rate of 18 percent per annum from the notice of Acceleration is given. The Note Holder shall be entitled to collect all reasonable costs and expense of collection and/or suit, including, but not limited to reasonable attorneys' fees.

Borrower may prepay the principal amount outstanding under this note, in whole or in part, at any time without penalty.

Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments or change the amount of such payments.

Presentment, notice of dishonor, and protest are hereby waived by Borrower and all other makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of Borrower and all other makers, sureties, guarantors and endorsers, and their successors and assigns.

Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon [1] delivery to Borrower or [2] mailing such notice by certified mail, return receipt requested, addressed to Borrower the Borrowers address stated below, or to such other address as Borrower may designate by notice to the Note Holder.
Any notice to the Note Holder shall be in writing and be given and be effective upon [1] delivery to Note Holder or by [2] by mailing such notice by certified mail, return receipt requested, to the Note Holder at the address stated on the first paragraph of this Note, or the such other address as Note Holder may designate by notice to Borrower.

The indebtedness evidenced by this Note is secured personally and individually by Borrowers.



Signature: /s/ ROBERT D. ARNOLD
          --------------------------------
               Personal Guarantor


Date:          12/10/99
     -------------------------------------

OCTOBER 19, 1999



TO; LAB TECHNOLOGIES


FROM:  SKYLINE BUILDERS
        DAVE PARKER


RE:    TENANT FINISH
       8245 WEST I-25 FRONTAGE RD. #3



REVISED COSTS




FINISH AS PER LAB TECH SKETCH                     $26,824.00

ADD 4 WINDOWS - 3' X 10'                            4,960.00

TOTAL                                             $31,784.00

DOWN PAYMENT (DUE UPON INVOICE)                    10,000.00

BALANCE                                           $21,784.00

$21,784.00 X 10% / 41 MONTHS = $629.53 PER MONTH

$531.31 PRINCIPAL
  98.22 INTEREST = $629.53 BILLED PER MONTH ON RENT STATEMENT